THE FBR FUNDS

FBR Fund for Government Investors

Supplement dated October 1, 2009

to the Prospectus dated February 28, 2009

The Board of Trustees of The FBR Funds (the “Trust”) recently approved an Agreement and Plan of Reorganization (the “Plan”) relating to the FBR Fund for Government Investors (the “Fund”), pursuant to which the Fund would be reorganized into the Western Asset Government Money Market Fund (the “Acquiring Fund”), which is a separate investment series of the Legg Mason Partners Money Market Trust.  The Plan sets forth the terms and conditions by which the Fund would transfer its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and would then subsequently distribute those Acquiring Fund shares to the Fund’s shareholders (the “Reorganization”).

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the investment adviser to the Acquiring Fund and Western Asset Management Company (“Western Asset”), an affiliate of LMPFA, serves as the subadviser to the Acquiring Fund.  LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc., a global asset management company which currently has aggregate assets under management of approximately $700 billion.

The Acquiring Fund invests exclusively in short-term U.S. government obligations, including U.S. Treasury securities and securities issued or guaranteed by the U.S. government or its agencies, authorities, instrumentalities or sponsored entities and in repurchase agreements.  The Acquiring Fund invests exclusively in securities that, at the time of purchase, are rated in the highest rating category applicable to the investment, or if unrated, are deemed by Western Asset to be of equivalent quality.  In addition, the Acquiring Fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less and it maintains a dollar-weighted average portfolio maturity of 90 days or less. The Acquiring Fund currently has approximately $7 billion in assets.

The Reorganization is scheduled to be completed on or about December 4, 2009, or on such other date as the officers of the Trust may determine (the “Closing Date”).  As a result of the Reorganization, shareholders of the Fund will receive Class A shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholders’ shares of the Fund.  Shareholders of the Fund are not required to vote with respect to the Reorganization.

Shareholders of the Fund will receive an Information Statement containing important information about the Acquiring Fund and about the terms and conditions of the Reorganization.  Shareholders of the Fund may continue to redeem their shares, or exchange their shares for shares of any of the other FBR Funds offered by the Trust until the closing date of the Reorganization, however new accounts will no longer be opened subsequent to the filing of this supplement.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE